                                                                  EXHIBIT 10.19

Date:    December 23, 1999

Amendment to Irrevocable Standby Credit Number:   7320476
Applicant Reference Number:  Heico Tom's Food

Amendment Number 5

         Beneficiary                                     Applicant
                                                   Pettibone Corporation
                                                   4225 Naperville Road
Nestle UK Ltd.                                     Lisle, IL  60532
St. George's House

Croydon, Surrey CR9 1NR, England
Attn:  Nigel Roffey/Nigel Green


This Amendment is to be considered an integral part of the above-mentioned Letter of Credit issued on February 26, 1997 and amended on December 23, 1997 and must be attached thereto.

The above-mentioned Letter of Credit is amended as follows:

The Letter of Credit No. C7320476 is amended to read 7320476.

"Expiration" and "Stated Expiry Date" are each amended to:  December 31, 2004.

Attachment (1) (Certificate of Demand For Payment), the second option for Section (B) is deleted in its entirety and replaced by the following words:

         "(B) The Beneficiary is making a demand for payment in lawful money of the United States of America under the Letter of Credit in the amount of $______________, which is the entire stated amount of the Letter of Credit as in effect on the date hereof, following the account party's failure to provide the Beneficiary on or before December 1, 2004, with an Irrevocable Letter of Credit expiring October 1, 2009 or an unconditional guarantee, in each case in form and substance satisfactory to the Beneficiary (effective on or before the termination of the Letter of Credit) from a satisfactory bank (as defined in Section 6.05 of the Stock Purchase Agreement dated as of April 26, 1988 between Rowntree Inc. and TF Acquisition Corporation) discharging the Beneficiary from, or indemnifying the Beneficiary with respect to its obligations under that certain guarantee, dated July 12, 1983, by the Beneficiary in favor of General Mills, Inc. or CPG Products Corp. the date of this Demand For Payment shall not be on or prior to December 1, 2004."


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Section (C) of Attachment (1) (Certificate of Demand for Payment) is hereby deleted entirely and Section "(D)" is re-named "(C)" and Section "(E)" is re-named "(D)".

If you agree to the above, please sign and return the enclosed copy of this letter to us. This Amendment will take effect upon your transmission of a copy of this Amendment, signed by you, by facsimile to our office at 231 South LaSalle Street, IL1-231-17-00, Fax Number 312-974-0142. Upon receipt by us of such copy, we shall forthwith courier to you the original executed Amendment.

For and on behalf of Bank of America, N.A.



----------------------------------           ----------------------------------
Authorized Signature                         Authorized Signature


We agree to the above

NESTLE UK LIMITED



By
  --------------------------------
       Authorized Signature


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Date:    December 23, 1999

Amendment to Irrevocable Standby Credit Number 7319993

Amendment Number  5

         Beneficiary                                    Applicant
                                              Allstate Insurance Company
Nestle UK Ltd.                                3075 Sanders Road
St. George's House                            Suite G5D
                                              Northbrook, Illinois  60062-7127
Croydon, Surrey CR9 1NR, England
Attn:  Nigel Roffey/Nigel Green



This Amendment is to be considered an integral part of the above-mentioned Letter of Credit issued on February 26, 1997 and amended on December 15, 1998 and must be attached thereto.

The above-mentioned Letter of Credit is amended as follows:

The Letter of Credit No. C7319993 is amended to read 7319993.

"Expiration" and "Stated Expiry Date" are each amended to:  December 31, 2004.

Attachment (1) (Certificate of Demand for Payment), the second option for Section (B) is deleted in its entirety and replaced by the following words:

         "(B) the Beneficiary is making a demand for payment in lawful money of the United States of America under the Letter of Credit in the amount of $_______________, which is the entire stated amount of the Letter of Credit as in effect on the date hereof, following the Account Party's failure to provide the Beneficiary on or before December 1, 2004, with an Irrevocable Letter of Credit expiring October 1, 2009 or an unconditional guarantee, in each case in form and substance satisfactory to the Beneficiary (effective on or before the termination of the Letter of Credit) from a satisfactory bank (as defined in Section 6.05 of the Stock Purchase Agreement dated as of April 26, 1988 between Rowntree, Inc. and TF Acquisition Corporation) discharging the Beneficiary from, or indemnifying the Beneficiary with respect to its obligations under that certain guarantee, dated July 12, 1983, by the Beneficiary in favour of General Mills, Inc. or CPG Products Corporation the date of this Demand for Payment shall not be on or prior to December 1, 2004."

Section (C) of Attachment (1) (Certificate of Demand for Payment) is hereby deleted entirely, and Section "(D)" is re-named "(C)" and Section "(E)" is re-named "(D)".


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If you agree to the above, please sign and return the enclosed copy of this letter to us. This Amendment will take effect upon your transmission of a copy of this Amendment, signed by you, by facsimile to our office at 231 South LaSalle Street, IL1-231-17-00, fax number 312-974-0142. Upon receipt by us of such copy, we shall forthwith courier to you the original executed Amendment.

For and on behalf of Bank of America, N.A.



----------------------------------           ----------------------------------
Authorized Signature                         Authorized Signature


We agree to the above
NESTLE UK LIMITED



By
  --------------------------------
         Authorized Signature


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

AMENDMENT TO IRREVOCABLE STANDBY LETTER OF CREDIT NO. N-97-0095


BENEFICIARY:                            APPLICANT:

NESTLE UK LTD.                          TCW SHARED OPPORTUNITY FUND II, L.P.
ST. GEORGE HOUSE                        TRUST COMPANY OF THE WEST
CROYDON                                 11100 SANTA MONICA BLVD., SUITE 2000
SURREY CR9 1NR                          LOS ANGELES, CA  90025
ENGLAND

ATTN: MR. NIGEL ROFFEY/
      MR. NIGEL GREEN



EFFECTIVE:  DECEMBER 23, 1999

THIS AMENDMENT IS TO BE CONSIDERED AN INTEGRAL PART OF THE ABOVE REFERENCED LETTER OF CREDIT ISSUED ON FEBRUARY 27, 1997 AND AMENDED ON DECEMBER 22, 1998 AND MUST BE ATTACHED THERETO.

THE ABOVE-MENTIONED LETTER OF CREDIT IS HEREBY FURTHER AMENDED AS FOLLOWS:

1. THE DEFINITION OF "STATED EXPIRY DATE" IS HEREBY DELETED ENTIRELY AND REPLACED WITH THE FOLLOWING: "STATED EXPIRY DATE MEANS OCTOBER 1, 2009.

2. ATTACHMENT (1) (CERTIFICATE OF DEMAND FOR PAYMENT), THE SECOND OPTION FOR SECTION (B) IS DELETED ENTIRELY AND REPLACED BY THE FOLLOWING
         WORDS:

"(B)" THE BENEFICIARY IS MAKING A DEMAND FOR PAYMENT IN LAWFUL MONEY OF THE UNITED STATES OF AMERICA UNDER THE LETTER OF CREDIT IN THE AMOUNT OF __________, WHICH IS THE ENTIRE STATED AMOUNT OF THE LETTER OF CREDIT AS IN EFFECT ON THE DATE HEREOF, FOLLOWING THE ACCOUNT PARTY'S FAILURE TO PROVIDE THE BENEFICIARY ON OR BEFORE SEPTEMBER 1, 2009 WITH AN IRREVOCABLE LETTER OF CREDIT OR AN UNCONDITIONAL GUARANTEE, IN EACH CASE IN FORM AND SUBSTANCE SATISFACTORY TO THE BENEFICIARY (EFFECTIVE ON OR BEFORE THE TERMINATION OF THE LETTER OF CREDIT) FROM A SATISFACTORY BANK (AS DEFINED IN SECTION 6.05 OF THE STOCK PURCHASE AGREEMENT DATED AS OF APRIL 26, 1988 BETWEEN ROWNTREE INC, AND TF ACQUISITION CORPORATION) DISCHARGING THE BENEFICIARY FROM, OR INDEMNIFYING THE BENEFICIARY WITH RESPECT


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         TO ITS OBLIGATIONS UNDER THAT CERTAIN GUARANTEE DATED JULY 12,1983, BY
         THE BENEFICIARY IN FAVOUR OF GENERAL MILLS, INC. OR CPG PRODUCTS CORP. THE DATE OF THIS DEMAND FOR PAYMENT SHALL NOT BE ON OR PRIOR TO SEPTEMBER 1, 2009."

3. SECTION C OF ATTACHMENT (1) (CERTIFICATE OF DEMAND FOR PAYMENT) IS HEREBY DELETED ENTIRELY, AND SECTION (D) IS RENAMED "C" AND SECTION
         (B) IS RENAMED "(D)."

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

IF YOU AGREE TO THE ABOVE, PLEASE SIGN AND RETURN THE ENCLOSED COPY OF THIS LETTER OF CREDIT TO US. THIS AMENDMENT WILL TAKE EFFECT UPON YOUR TRANSMISSION OF A COPY OF THIS AMENDMENT, SIGNED BY YOU, BY FACSIMILE TO OUR OFFICE AT TWO PACES WEST, SUITE 1200, 2727 PACES FERRY ROAD, ATLANTA, GEORGIA 30339 FAX NUMBER (770) 319-4950. UPON RECEIPT BY US OF SUCH COPY, WE SHALL FORTHWITH COURIER TO YOU THE ORIGINAL EXECUTED AMENDMENT.

FOR AND ON BEHALF OF CANADIAN IMPERIAL BANK OF COMMERCE



----------------------------------               ------------------------------
COUNTERSIGNED                                AUTHORIZED SIGNATURE


WE AGREE TO THE ABOVE
NESTLE UK LTD.



BY
  --------------------------------
       AUTHORIZED SIGNATORY


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Date:    December 22, 1999

Irrevocable Standby Letter of Credit Number:  3021622


Beneficiary                                 Applicant
Nestle UK Ltd                               Gerald D. Hosier
St. George's House                          8904 Canyon Springs Drive
Croydon, Surrey CR9 1NR                     Las Vegas, NV  89117
England,
Attention:  Company Secretary


                                            Amount
                                            $2,000,000.00
                                            Two Million and No/100 U.S. Dollars

                                            Expiration
                                            December 31, 2004
                                            At Our Counters


Gentlemen:

At the request and on the instructions of our customer, Gerald D. Hosier (the "Account Party"), we hereby establish in your favor this Irrevocable Standby Nontransferable Letter of Credit in the original amount of USD $2,000,000.00 (Two Million United States Dollars only).

Section 1 Definitions. The following terms when used in this Letter of Credit shall have the following meanings:

                  "Account Party" is defined in the First Paragraph.

                  "Additional Letters of Credit" shall mean each of the following Letters of Credit: C7320476 issued by Bank of America Illinois for the account of Pettibone Corporation, C7319993 issued by Bank of America Illinois for the account of Allstate Insurance Company, and N-97-0095 issued by Canadian Imperial Bank of Commerce for the account of TCW Shared Opportunity Fund II L.P.

                  "Authorized Officer" shall mean any of your Directors.

                  "Business Day" shall mean any day on which we are open for the purpose of conducting banking business at our payment office.

                  "Local Time" means "New York Time".


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                  "Payment Office" is defined in Section 2.

                  "Stated Amount" means, at any time, the original amount of this Letter of Credit set forth in the First Paragraph, as such amount has at such time been reduced in accordance with Section 4.

                  "Stated Expiry Date" means December 31, 2004, or, upon our advice to you at least five (5) Business days prior to such date that we are extending this Letter of Credit, October 1, 2009, provided, however, that, in the event that all the principal of, premium, if any, and interest on the Industrial Revenue Bonds issued pursuant to the Trust Indenture dated as of October 1, 1979, between the Industrial Development Board of the County of Knox and the First National Bank of Columbus and the Trust Indenture dated as of September 1, 1979, between Taylor County, Florida and the First National Bank of Columbus, shall have been paid in full prior to December 31, 1998, we may instead extend the Stated Expiry Date to September 1, 2004.

Section 2 Presentation. Funds under this Letter of Credit will be made available to you, in lawful currency of the United States of America, against receipt by us of your written certificate in the form of Attachment 1 hereto, appropriately completed and signed by an authorized officer accompanied by a photocopy of this Letter of Credit. Presentation of each such Certificate shall be made at our office located at 333 S. Beaudry, 19th Floor, Los Angeles, CA, 90017 Attention: Standby Letter of Credit Department. (Our "Payment Office").

Section 3 Payments. Demand for payment in lawful money of the United States of America of all or any portion of the stated amount may be made by you under this Letter of Credit at any time during our business hours at our payment office on any Business Day. If any such demand for payment is made by you hereunder at or prior to 10:00 A.M. (Local Time) on a Business Day, and provided that such demand for payment and the documents presented in connection therewith conform to the terms and conditions hereof. Payment will be made to you, of the amount demanded, in same day funds, at our payment office not later than 11:00 A.M. (Local Time) on the third succeeding Business Day. If such demand for payment is made by you hereunder after 10:00 A.M. (Local Time) on a Business Day, and provided that such demand for payment and the documents presented in connection therewith conform to the terms and conditions hereof, payment shall be made to you, of the amount demanded, in same day funds, at our payment office not later than 11:00 A.M. (Local Time), on the fourth succeeding Business Day. If requested by you, payment under this Letter of Credit will be made by wire transfer of same day funds to the account specified in your Demand for Payment. If a Demand for Payment made by you hereunder does not, in any instance, conform to the terms and conditions of this Letter of Credit, we shall give you prompt notice that the Demand for Payment was not effected in accordance with the terms and conditions of this Letter of Credit, stating the reasons therefor, and that we will (subject to your further instructions) hold any documents which have been delivered to us by you. Upon being notified that the Demand for Payment was not effected in conformity with this Letter of Credit, you


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may attempt to correct any such non-conforming Demand for Payment to the extent that you are then entitled and able to do so.

Section 4 Reduction of Stated Amount. Each payment made by us hereunder shall permanently reduce the stated amount by the amount of such payment, and no Demand for Payment hereunder shall exceed the stated amount in effect of such time. The stated amount of this Letter of Credit shall also be permanently reduced from time to time upon our receipt of your certification in the form of Attachment 2 hereto, appropriately completed and signed by an authorized officer.

Section 5 Discharge. Only you may make a demand for payment under this Letter of Credit. Upon the payment to you, to your designee, or to your account of the amount demanded hereunder, we shall be fully discharged of our obligations under this Letter of Credit to the extent of such demand for payment, and, to the extent of such payment, we shall not thereafter be obligated to make any further payments under this Letter of Credit. By paying to you, or to your account any amount demanded in accordance herewith, we make no representation as to the correctness of the amount demanded.

Section 6 Termination. Upon the earliest of:

         (A) The making by us of the final payment available to be made hereunder.

         (B) The close of business at our payment office on the Stated Expiry Date, provided that the Issuer shall honor in accordance with the terms hereof any Demand for Payment made on the Stated Expiry Date in compliance with the terms hereof; or

         (C) Receipt by us of a certificate signed by an authorized officer stated that all obligations to which this Letter of Credit relates have been terminated, paid or otherwise satisfied in full.

This Letter of Credit shall automatically terminate. Upon its termination, you shall promptly deliver this Original Letter of Credit to us for cancellation.

Section 7 Notices, Etc. Communications with respect to this Letter of Credit shall be in writing and shall be addressed to us at our payment office,
Attention: Standby Letter of Credit, specifically referring thereon to this Letter of Credit by number, followed by copies to the Account Party at 8904 Canyon Springs Drive, Las Vegas, NV 89117 and Tom's Foods, Inc. at 900 Eighth Street, Columbus, GA 31902, Attention: S. Albert Gaston.

Section 8 Governing Law. This Letter of Credit shall be deemed to be a contract under, and shall be governed by, the internal laws of the State of New York, including Article 5 of the Uniform Commercial Code as in effect in the State of New York (the "UCC"), provided, however, that to the extent of any inconsistency between the terms of this Letter of Credit and the UCC, the terms of this Letter of Credit shall govern.

Section 9 Miscellaneous. This Letter of Credit may not be transferred or assigned, either in whole or in part. This Letter of Credit sets forth in full our undertaking, and such undertaking shall not in


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any way be modified, amended, amplified, or limited by reference to any document, instrument, or agreement referred to herein.

         This Letter of Credit replaces the Letter of Credit dated February 26, 1997, issued by the Chase Manhattan Bank Letter of Credit No. P-372671 which is itself one of four letters of credit which replaced the Letter of Credit dated August 31, 1993 issued by Canadian Imperial Bank of Commerce, Letter of Credit Number SYN-93-10030 which itself replaced the Letter of Credit dated June 27, 1988 as amended on May 13, 1993 issued by Canadian Imperial Bank of Commerce, Letter of Credit Number 114.88/9006.

BANK OF AMERICA, N.A.



BY:                                         BY:
   -------------------------------             -------------------------------
   Name:                                       Name:
        --------------------------                  --------------------------
   Title:                                      Title:
         -------------------------                   -------------------------


We agree to the above
NESTLE UK LIMITED



By:
   -------------------------------
       Authorized Signature


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                                  ATTACHMENT 1
                       CERTIFICATE OF DEMAND FOR PAYMENT


                                                           Date:_______________

Bank of America, N.A.
333 South Beaudry Avenue, 19th Floor
Los Angeles, CA  90017
Attention:  Standby Letter of Credit Department

Re:      Irrevocable Standby Letter of Credit No. 3021622

The undersigned, a duly authorized office of Nestle UK Ltd. (the
"Beneficiary"), hereby certifies to Bank of America, N.A. (the "Issuer") that:

         (A) Unless otherwise defined, all capitalized terms used herein have the meanings assigned thereto in the Irrevocable Standby Letter of Credit No. 3021622 (the "Letter of Credit"), dated December 22, 1999, issued by the Issuer on the application of Gerald D. Hosier (the "Account Party").

__/ (B) The Beneficiary is making a Demand for Payment in lawful money of the United States of America under the Letter of Credit in the amount of $_____________, which will be applied to payment of the obligations of the Beneficiary to General Mills, Inc. ("GM") or CPG Products Corporation ("CPG") under that certain Guarantee, dated July 12, 1983, by the Beneficiary in favor of GM and CPG (the "Guarantee"). Demand was made on the Beneficiary by GM or CPG under the Guarantee to pay the amount requested herein. The amount demanded hereby does not on the date hereof and will not on the date payment hereunder is required to be made after giving effect to all other amounts demanded but then unpaid under the Letter of Credit, exceed the stated amount of the Letter of Credit.

__/ (B) The Beneficiary is making a Demand for Payment in lawful money of the United States of America under the Letter of Credit in the amount of $_____________, which is the entire stated amount of the Letter of Credit as in effect on the date hereof. Following the Account Party's failure to provide the Beneficiary on or before December 1, 2004 with an Irrevocable Letter of Credit expiring October 1, 2009, or an unconditional guarantee, in each case in form and substance satisfactory to the Beneficiary (effective on or before the termination of the Letter of Credit) from a satisfactory bank (as defined in Section 6.05 of the Stock Purchase Agreement dated as of April 26, 1988 between Rowntree, Inc. and TF Acquisition Corporation) discharging the Beneficiary from, or indemnifying the Beneficiary with respect to its obligations under that certain Guarantee dated July 12, 1983, by the Beneficiary in favour of General Mills, Inc. or CPG Products Corporation the date of this Demand for Payment shall not be on or prior to December 1, 2004.

         (C) Upon its receipt of the amount demanded under this Letter of Credit, the Beneficiary will:

__/ (I) Apply such amount directly to the payment of the Beneficiary's obligations to GM and CPG under the Guarantee; and


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__/      (I) Hold such amount for application of the payment of the
         Beneficiary's obligations to General Mills, Inc. and CPG Product Corporation under that certain Guarantee dated July 12, 1983; and

         (II) If after the payment of such amounts the Letter of Credit is terminated, deliver to you the Original Letter of Credit and all Releases as you may reasonably request.

         (D)      [Insert disbursement instructions]

In Witness Whereof, the Beneficiary has caused its authorized officer to execute and deliver this Certificate as of the ___ day of _______________.


                                                NESTLE UK LIMITED



                                                By:
                                                   ----------------------------
                                                   Title:




__/ Select appropriate alternative. The second form of clause (1) should only be used if the second form of clause (b) is used and no Demand for Payment has been made under the Guarantee.


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                                  ATTACHMENT 2

                                  CERTIFICATE


Re:  Irrevocable Letter of Credit No. 3021622


The undersigned, a duly authorized officer of Nestle UK Limited (the "Beneficiary") hereby certifies to Bank of America, N.A. ("Issuer") as follows with respect to the above related Letter of Credit (the "Letter of Credit" terms defined therein and not otherwise defined herein being used herein as therein defined) in favor of Beneficiary, that:

(1) The Beneficiary hereby consents to a reduction of the stated amount of the Letter of Credit by $_____________.

(2) The Issuer is hereby instructed and authorized to reduce the stated amount of the Letter of Credit No. 3021622 by the amount set forth in Paragraph (1) above.

(3) Each of the additional Letters of Credit are also being reduced concurrently herewith on a pro rata basis.

In Witness Whereof, the Beneficiary has executed and delivered this Certificate as of the _____ day of _________________.


                                            NESTLE UK LIMITED



                                            By:
                                               --------------------------------
                                               Name:
                                                    ---------------------------


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